UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 30, 2012

LEUCADIA NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

New York	1-5721	13-2615557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

315 PARK AVENUE SOUTH, NEW YORK, NEW YORK	10010
(Address of principal executive offices)	(Zip Code)

(212) 460-1900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

In connection with Leucadia National Corporation’s previously announced plan to file with the Securities and Exchange Commission a Registration Statement on Form S-4, attached hereto as Exhibit 99.1 are the financial statements set forth below under Item 9.01.

Item 9.01.              Financial Statements and Exhibits.

Exhibits

99.1	Unaudited consolidated financial statements of National Beef Packing Company, LLC as of November 26, 2011 and August 27, 2011 and for the fiscal quarters ended November 26, 2011 and November 27, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEUCADIA NATIONAL CORPORATION

Date: November 30, 2012	By:	/s/ Joseph A. Orlando
Name: Joseph A. Orlando
Title: Vice President

EXHIBIT INDEX

99.1	Unaudited consolidated financial statements of National Beef Packing Company, LLC as of November 26, 2011 and August 27, 2011 and for the fiscal quarters ended November 26, 2011 and November 27, 2010.